BARNETT BANKS, INC.
                        TRUST OWNED LIFE INSURANCE TRUST
                                       FOR
                     MANAGEMENT AND DIRECTORS DEFERRAL PLANS

                     (As Adopted Effective January 1, 1997)


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                                TABLE OF CONTENTS

                                    ARTICLE I
                               Definition of Terms
                               -------------------
                                                                                          Page
                                                                                          ----


        1.1    ACT.........................................................................1
        1.2    ADMINISTRATOR...............................................................2
        1.3    BENEFICIARY.................................................................2
        1.4    BOARD.......................................................................2
        1.5    CHANGE IN CONTROL...........................................................2
        1.6    CODE........................................................................3
        1.7    CORPORATION.................................................................3
        1.8    EFFECTIVE DATE..............................................................3
        1.9    EMPLOYEE BENEFITS COMMITTEE.................................................3
        1.10   FUND........................................................................3
        1.11   INCLUDED PLAN(S)............................................................3
        1.12   INSURER.....................................................................4
        1.13   INSOLVENCY OR INSOLVENT.....................................................4
        1.14   PARTICIPANT.................................................................4
        1.15   POLICY OR POLICIES..........................................................4
        1.16   POTENTIAL CHANGE IN CONTROL.................................................4
        1.17   TRUST.......................................................................5
        1.18   TRUSTEE.....................................................................5
        1.19   TRUSTEE'S CONTRACTOR........................................................5
        1.20   TRUST SPONSOR...............................................................5
        1.21   TRUST YEAR..................................................................5

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                                   ARTICLE II
                             Establishment of Trust
                             ----------------------
        2.1    TRUST ESTABLISHED.............................................................5
        2.2    IRREVOCABILITY OF TRUST.......................................................5
        2.3    TRUST AS GRANTOR TRUST........................................................5
        2.4    PURPOSE OF TRUST..............................................................5
        2.5    ADDITIONAL CONTRIBUTIONS BY CORPORATION.......................................5
        2.6    DUTY TO ENFORCE CONTRIBUTIONS.................................................6
        2.7    FUND AND INCLUDED PLAN EXPENSES...............................................5


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                                  ARTICLE III
 Trustee's Responsibility If Change in Control and/or Failure or Refusal to Pay Occurs
 ------------------------------------------------------------------------------------

        3.1    DUTY TO MANAGE OR SURRENDER POLICIES..........................................7
        3.2    BENEFIT PAYMENTS FROM THE TRUST...............................................8
        3.3    PAYMENTS TO MINORS AND INCOMPETENTS...........................................8
        3.4    DISTRIBUTION OF BENEFIT WHEN DISTRIBUTEE CANNOT BE LOCATED....................9
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                                   ARTICLE IV
                  Trustee's Responsibility If Insolvency Occurs
                  ---------------------------------------------
        4.1    DUTY OF CORPORATION AND OFFICERS..............................................9
        4.2    FUND SUBJECT TO CREDITORS OF CORPORATION......................................9
        4.3    DISCONTINUANCE OF PAYMENTS UPON NOTICE OF INSOLVENCY..........................9
        4.4    RESUMPTION OF PAYMENTS AFTER INSOLVENCY......................................10


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                                   ARTICLE V
                          Powers and Duties of Trustee
                          -----------------------------

        5.1    TRUSTEE POWERS AND DUTIES....................................................10
        5.2    INCLUDED PLANS EXEMPT OR NOT COVERED BY THE ACT..............................13
        5.3    ACCOUNTS.....................................................................14
        5.4    JUDICIAL SETTLEMENT OF ACCOUNTS..............................................14
        5.5    ENFORCEMENT OF TRUST-LEGAL PROCEEDINGS.......................................14
        5.6    TRUSTEE COMPENSATION AND EXPENSES............................................14
        5.7    TRUSTEE RESIGNATION, REMOVAL OR DEATH AND APPOINTMENT OF SUCCESSOR OR
               ADDITIONAL TRUSTEE...........................................................14
        5.8    STANDARD OF CONDUCT..........................................................15


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                                   ARTICLE VI
                           Employee Benefits Committee
                           ----------------------------

        6.1    MAKEUP AND APPOINTMENT OF EMPLOYEE BENEFITS COMMITTEE........................16
        6.2    EMPLOYEE BENEFITS COMMITTEE PROCEDURES.......................................16
        6.3    POWER AND AUTHORITY, COSTS AND EXPENSES......................................16
        6.4    RECORDS......................................................................17
        6.5    NECESSARY INFORMATION........................................................17
        6.6    FUNDING POLICY...............................................................17
        6.7    SCOPE OF EMPLOYEE BENEFITS COMMITTEE'S DIRECT INVESTMENT AUTHORITY...........17

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                                  ARTICLE VII
                              Trustee's Contractor
                              --------------------

        7.1    APPOINTMENT OF TRUSTEE'S CONTRACTOR..........................................17
        7.2    REMOVAL OF TRUSTEE'S CONTRACTOR..............................................18
        7.3    DUTIES OF TRUSTEE'S CONTRACTOR...............................................18
        7.4    INDEMNIFICATION OF TRUSTEE'S CONTRACTOR......................................19
        7.5    COMPENSATION AND EXPENSES....................................................19
        7.6    SCOPE OF RESPONSIBILITY......................................................19
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                                  ARTICLE VIII
                            Amendment and Termination
                            -------------------------
        8.1    AMENDMENT....................................................................20
        8.2    TERMINATION..................................................................20

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                                   ARTICLE IX
                                 Miscellaneous
                                 -------------

        9.1    HEADINGS.....................................................................20
        9.2    GENDER AND NUMBER............................................................21
        9.3    GOVERNING LAW................................................................21
        9.4    SEVERABILITY.................................................................21
        9.5    EMPLOYMENT RIGHTS............................................................21
        9.6    ALIENATION AND ASSIGNMENT....................................................21
        9.7    DELEGATION OF AUTHORITY......................................................21
        9.8    SERVICE OF PROCESS...........................................................21
        9.9    CONSTRUCTION.................................................................21

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                                   ARTICLE X
            Adoption of the Trust and Designation of Included Plans
            -------------------------------------------------------

        10.1   DESIGNATION OF ADDITIONAL INCLUDED PLANS.....................................21
        10.2   TERMINATION OF DESIGNATION OF A PLAN AS AN INCLUDED PLAN.....................22
        10.3   WITHDRAWAL FROM TRUST ON INCLUDED PLAN FAILURE TO QUALITY FOR EXEMPTION
               UNDER THE ACT................................................................22
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Appendix A - List of Included Plans


                                     -iii-

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        This TRUST AGREEMENT, made and entered into as of the 28th day of March,
1997 and between Barnett Banks, Inc., a Florida corporation (the "Trust Sponsor"), and U.S. Trust Company of California, a California corporation whose principal place of business is Los Angeles, California (the "Trustee").


                              W I T N E S S E T H:


     WHEREAS, the Trust Sponsor by due corporate action has approved and authorized the execution of this Trust Agreement; and

        WHEREAS, the Corporation has incurred and expects to incur liability under the terms of its unfunded and nonqualified deferred compensation plans (the "Included Plans") maintained by it for certain employees and directors; and

        WHEREAS, the Corporation wishes to establish a trust (the "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Corporation's creditors in the event of the Corporation's Insolvency, as herein defined, until paid to Participants in the Included Plans and their Beneficiaries in such manner and at such times as specified in the Included Plans;

        WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Included Plans as unfunded plans maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Act and for directors;

        WHEREAS, it is the intention of the Corporation to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Included Plans;

        NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:


                                    ARTICLE I
                               DEFINITION OF TERMS
                               -------------------

        The following words and terms as used herein shall have the meaning set forth below, unless a different meaning is clearly required by the context:

        1.1 "ACT": The Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, or the corresponding sections of any subsequent legislation which replaces it, and, to the extent not inconsistent therewith, the regulations issued thereunder.

        1.2 "ADMINISTRATOR": The Plan Administrator of the Included Plan(s) described herein and as provided for in the respective Included Plan documents.

        1.3 "BENEFICIARY": The beneficiary or beneficiaries of a Participant entitled under the Included Plan(s).

        1.4 "BOARD": The present and any succeeding Board of Directors of the Trust Sponsor.

        1.5 "CHANGE IN CONTROL": For purposes of this Trust Agreement, a "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following subparagraphs shall have been satisfied:

               (i) Any person, as defined in Section 3(a)(9) of the Securities and Exchange Act of 1934 (Exchange Act), as such term is modified in Sections 13(d) and 14(d) of the Exchange Act (other than (A) any employee plan established by any Employer, (B) the Trust Sponsor or any of its affiliates (as defined in Rule 12b-2 issued under the Exchange
        Act), (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by stockholders of the Trust Sponsor in substantially the same proportions as their ownership of the Trust Sponsor) (a "Person") is or becomes the beneficial owner (as defined in Rules l3d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Trust Sponsor (not including the securities beneficially owned by such Person any securities acquired directly from the Trust Sponsor) representing twenty-five percent (25%) or more of the combined voting power of the Trust Sponsor's then outstanding voting securities;

               (ii) During any period of up to two consecutive years (not including any period prior to the Effective Date) individuals who, at the beginning of such period, constitute the Board cease for any reason to constitute at least a majority thereof, provided that any person who becomes a director subsequent to the beginning of such period and whose nomination for election is approved by at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination was previously approved (other than a director (A) whose initial assumption of office is in connection with an actual or threatened contest relating to the election of directors of the Trust Sponsor, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act or (B) who was designated by a Person who has entered into an agreement with the Trust Sponsor to effect a transaction described in clause (i), (iii), or (iv) of this paragraph), will be deemed a director as of the beginning of the period;

               (iii) The stockholders of the Trust Sponsor approve a merger or consolidation of the Trust Sponsor with any other corporation (other than (A) a merger or consolidation that would result in the voting securities of the Trust Sponsor outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustees or other fiduciary holding securities under an employee benefit plan of an Employer, at least fifty-one percent (51%) of the combined voting power of the voting securities of the Trust Sponsor or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Trust Sponsor (or similar transaction) in which no Person is or becomes the beneficial owner (as defined in clause (1) of this paragraph), directly or indirectly, of securities of the Trust Sponsor (not including in the securities beneficially owned by such Person any securities acquired directly from the Trust Sponsor) representing twenty-five percent (25%) or more of the combined voting power of the Trust Sponsor's then outstanding voting securities); or

               (iv) The stockholders of the Trust Sponsor approve a plan of complete liquidation of the Trust Sponsor or any agreement for the sale or disposition by the Trust Sponsor of all or substantially all of the Trust Sponsor's assets, other than a sale or disposition by the Trust Sponsor of all or substantially all of the Trust Sponsor's assets to an entity, at least seventy-five percent (75%) of the combined voting securities of which are owned by persons in substantially the same proportion as their ownership in the Trust Sponsor immediately prior to the sale.

All references to provisions of the federal securities laws are to such provisions as in effect on the Effective Date without regard to any subsequent amendments of, changes to or revocation of such provisions.

        1.6 "CODE": The Internal Revenue Code of 1986, as the same may be amended from time to time, or the corresponding section of any subsequent Internal Revenue Code, and, to the extent not inconsistent therewith, regulations issued thereunder.

        1.7    "CORPORATION":  The Trust Sponsor.

        1.8 "EFFECTIVE DATE": January 1, 1997, except that with respect to any plan which is subsequently designated as an Included Plan thereafter, such date as may be set forth in its designation agreement or in the Trust. The Administrator shall maintain as Appendix A to the Trust a list of the Effective Dates of participation of all Included Plans for which benefits are provided through the Trust.

        1.9 "EMPLOYEE BENEFITS COMMITTEE": The committee appointed or serving pursuant to ARTICLE VI.

        1.10 "FUND": The trust fund created under and subject to the Trust, which shall be known as the "Barnett Banks, Inc. Trust Owned Life Insurance Trust for Management and Directors Deferral Plans".

        1.11 "INCLUDED PLAN(S)": The unfunded, non-qualified deferred compensation plans listed in Appendix A sponsored by the Corporation and intended to be maintained as unfunded plans for the benefit of a select group of management and highly compensated employees as those terms are used for the purposes of the exemption from the participation and vesting, funding and fiduciary requirements of the Act and for the benefit of non-employee directors, as designated by the Trust Sponsor or the Administrator. When used herein, the term "Included Plan" shall be construed as referring to a particular plan unless the context indicates otherwise. The Administrator shall maintain as Appendix A to the Trust a list of all such plans which are, from time to time, Included Plan(s) in the Trust.

        1.12 "INSURER": Any insurance company which issues a Policy to provide for the accumulation of funds hereunder.

        1.13   "INSOLVENCY" OR "INSOLVENT":

               (i) The Corporation's inability to pay its debts as they become due,

               (ii) The Corporation is determined to be insolvent by its federal or state bank supervisor, or

               (iii) The voluntary commencement by the Corporation of any proceeding under Title 11 of the United States Code or any other law of any jurisdiction for the relief, liquidation or rehabilitation of debtors (all of which shall be referred to herein collectively as "Insolvency Proceedings"), or the involuntary commencement of an Insolvency Proceeding against the Corporation which is not fully stayed, timely controverted or dismissed within one hundred twenty (120) days after filing thereof.

        1.14 "PARTICIPANT": A person who is a "participant" in an Included Plan (as that term is defined in the Included Plan).

        1.15 "POLICY" OR "POLICIES": A group or individual policy or policies, contract(s) or other agreement(s) (including a certificate) issued by an Insurer providing for the accumulation of funds hereunder.

        1.16 "POTENTIAL CHANGE IN CONTROL": For purposes of this Trust Agreement, a "Potential Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following subparagraphs shall have been satisfied:

               (i) The Corporation enters into a definitive written agreement, the consumption of which would result in a Change in Control;

               (ii) The Corporation or any Person (as defined in clause (i) of paragraph 1.5) publicly announces an intention to take or to consider taking actions which, if consummated would constitute a Change in Control; or

               (iii) Any Person becomes the beneficial owner (as defined in Rule l3d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing 15% or more of the combined voting power of the Corporation's then outstanding securities.

     1.17 "TRUST": This agreement by and between the Trust Sponsor and the Trustee under which the Fund is maintained, which agreement is known as the "Barnett Banks, Inc. Trust Owned Life Insurance Trust for Management and Directors Deferral Plans."

        1.18 "TRUSTEE": U.S. Trust Company of California, a California corporation and any successor Trustee or Trustees including any Co-Trustee, appointed and serving in accordance herewith.

        1.19 "TRUSTEE'S CONTRACTOR": The third party administrator appointed and serving pursuant to ARTICLE VII.

        1.20 "TRUST SPONSOR": Barnett Banks, Inc., a Florida corporation (or its corporate successor).

        1.21 "TRUST YEAR": The twelve month period beginning on January 1.


                                   ARTICLE II
                             ESTABLISHMENT OF TRUST
                             ----------------------
        2.1 TRUST ESTABLISHED. The Trust Sponsor hereby deposits with the Trustee in trust such money or property (including Policies) as it deems appropriate, which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

        2.2 IRREVOCABILITY OF TRUST. The Trust hereby established shall be irrevocable.

        2.3 TRUST AS GRANTOR TRUST. The Trust is intended to be a grantor trust, of which the Trust Sponsor is the grantor, within the meaning of subpart E, part 1, subchapter J, chapter 1, subtitle A of the Code, and shall be construed accordingly.

        2.4 PURPOSE OF TRUST. The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Corporation and shall be used exclusively for the uses and purposes of Participants and general creditors as herein set forth. Participants and their Beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Included Plans and this Trust Agreement shall be mere unsecured contractual rights of Participants and their Beneficiaries against the Corporation. Any assets held by the

Trust will be subject to the claims of the Corporation's general creditors under federal and state law in the event of Insolvency.

        2.5    ADDITIONAL CONTRIBUTIONS BY CORPORATION.

        2.5(a) The Corporation, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

        2.5(b) Upon the occurrence of a Potential Change in Control, the Corporation shall, as soon as possible, but in no event later than 15 days following the occurrence of Potential Change in Control, make an irrevocable contribution to the Fund in an amount that is sufficient to pay any remaining scheduled premiums on the Policies held by the Trust on the date the Potential Change in Control occurred. Sufficiency shall be determined by the Administrator, or by the Trustee's Contractor, if one has been appointed, based on the present value of the unpaid premiums determined using the interest rate on the one year U.S. Treasury Bill quoted in the Wall Street Journal for the week ending immediately prior to the date on which the Potential Change of Control occurs.

        2.6 DUTY TO ENFORCE CONTRIBUTIONS. Except as otherwise provided in this Trust Agreement, the Trustee shall not be required to determine the amount of any contribution for any Trust Year. However, the Trustee shall have the duty to enforce the duty of the Corporation to make or pay over the contributions required under subparagraph 2.5(b) upon the occurrence of a Potential Change in Control of the Corporation. The Trustee shall be notified of the occurrence of a Potential Change in Control by the Executive Compensation and Management Development Committee of the Board or by a Participant. The Trustee shall have no responsibility to independently determine or inquire about the occurrence of this event. If the notification is received from a Participant who represents to the Trustee that he or she is not acting in his capacity as a member of the Executive Compensation and Management Development Committee of the Board, then the Trustee shall request verification from the Corporation as to the occurrence of the described event. If the Corporation fails or refuses to provide verification of such the event or if the Participant and the Corporation fail to reach an agreement as to whether or not such event has occurred, then the dispute shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and the resolution by the arbitrator of the dispute shall be binding and final and may be entered in any court having jurisdiction. The expenses of the arbitration shall be borne by the Corporation, unless the arbitrator determines that the claim by the Participant is frivolous, in which case the expenses shall be borne by the Participant. The Trustee's duties under this paragraph shall be subject to sufficient liquid assets being available to the Trustee to pay the costs reasonably anticipated to be associated with any enforcement action. Such liquid assets may be in the Trust or held in a contingency trust established for the purpose of paying legal fees associated with this and other grantor trusts established for the benefit of participants and beneficiaries under the Included Plans and similar plans of the Corporation.

        2.7    FUND AND INCLUDED PLAN EXPENSES.

        2.7(a) Unless paid by the Corporation without being advanced subject to reimbursement (which shall be directed by the Trust Sponsor), all expenses of the Fund and the Included Plan(s), including reasonable legal, accounting, custodial, brokerage, actuarial, consulting and other fees and expenses incurred in the establishment, amendment, administration and termination of the Fund and the Included Plan(s) and/or the compensation of the Trustee and other fiduciaries of the Fund and the Included Plan(s) to the extent provided under the Trust and the Included Plan(s), and all taxes of any nature whatsoever, including interest and penalties, assessed against or imposed upon the Fund or the income thereof shall be paid out of the Fund and shall constitute a charge upon the Fund. The Trust Sponsor may cause the Corporation to advance any or all such expenses and/or taxes on behalf of the Fund, subject to the Corporation's right of reimbursement from the Fund if so directed by the Trust Sponsor.

        2.7(b) If the Trustee undertakes or defends any litigation arising in connection with the Trust (including without limitation any action to compel the Corporation to take any action under the Trust or the Included Plans, or to determine the Trustee's obligations hereunder), the Trust Sponsor agrees to indemnify Trustee against Trustee's costs, expenses and liabilities (including without limitation attorney's fees and expenses) relating thereto and to be primarily liable for such payments. The Trust Sponsor will, upon notice, pay monthly in arrears to or on behalf of the Trustee, all reasonable attorney's fees and expenses incurred by the Trustee. If the Trust Sponsor does not pay such costs, expenses and liabilities in a reasonably timely manner, Trustee shall obtain payment from the Trust. In the event that the Trustee is determined to have incurred any liability as a result of the Trustee's negligence or willful misconduct, the Trustee will promptly reimburse the Trust Sponsor for all such legal fees and expenses paid by the Trust Sponsor to or on behalf of the Trustee.


                                   ARTICLE III
 TRUSTEE'S RESPONSIBILITY IF CHANGE IN CONTROL AND/OR FAILURE OR REFUSAL TO PAY OCCURS

        3.1    DUTY TO MANAGE OR SURRENDER POLICIES.

        3.1(a) Upon the occurrence of a Change in Control and/or upon the failure or refusal by the Corporation to pay benefits in accordance with the Included Plans and paragraph 3.2 hereof, the Trustee shall be required to manage (including the surrender of or borrowing from), any Policies then held by the Trustee in order to maximize the value of the Policies to the extent required to pay benefit liabilities under the Included Plans. In exercising its duty to surrender the Policies, the Trustee shall rely on the direction of the Trustee's Contractor to borrow against the Policies or to delay surrender in order to maximize the accumulation under such Policies if the borrowing or delay does not have the potential to interfere with the Trustee's ability to later surrender such Policies or to cause the Trustee to have insufficient funds to make benefit payments then due.

        3.1(b) The Trustee shall be notified of such Change in Control or failure or refusal to pay benefits by the Executive Compensation and Management Development Committee of the Board or by a Participant. The Trustee shall have no responsibility to independently determine or inquire about the occurrence of either of these events. If the notification is received from a Participant who represents to the Trustee that he or she is not acting in his capacity as a member of the Executive Compensation and Management Development Committee of the Board, then the Trustee shall request verification from the Corporation as to the occurrence of the described event. If the Corporation fails or refuses to provide verification of such an event or if the Participant and the Corporation fail to reach an agreement as to whether or not such event has occurred, then the dispute shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and the resolution by the arbitrator of the dispute shall be binding and final and may be entered in any court having jurisdiction. The expenses of the arbitration shall be borne by the Corporation, unless the arbitrator determines that the claim by the Participant is frivolous, in which case the expenses shall be borne by the Participant. The Trustee's duties under this paragraph shall be subject to sufficient liquid assets being available to the Trustee to pay the costs reasonably anticipated to be associated with any enforcement action. Such liquid assets may be in the Trust or held in a contingency trust established for the purpose of paying legal fees associated with this and other grantor trusts established for the benefit of participants and beneficiaries under the Included Plans and similar plans of the Corporation.

        3.1(c) If arbitration is required, the Trustee shall, upon the direction of the Trustee's Contractor borrow from or surrender the Policies, but only to the extent that failure to act promptly would interfere with the Trustee's ability to later maximize the value of the Policies, to the extent required pursuant to subparagraph 3.1(a) and shall hold such amount until the resolution of the issues in arbitration. If the arbitrator determines that no Change in Control or failure or refusal to pay benefits has occurred, the Trustee shall return the amount to the Trust Sponsor.

        3.2    BENEFIT PAYMENTS FROM THE TRUST.

        3.2(a) Unless a Change in Control and/or a failure or refusal by the Corporation to pay benefits under the Included Plans as described in paragraph
3.1 has occurred, the Trustee shall make payments of benefits under the Included Plans to the Participants and Beneficiaries only at such times and in such manner as directed by the Administrator or by the Trustee's Contractor, if one has been appointed, to the extent that the Fund is sufficient to make such payments.

        3.2(b) After a Change in Control and unless notified in writing by the Corporation that payments are being made by it when due under the Included Plans and/or upon the failure or refusal by the Corporation to pay benefits in accordance with the Included Plans, to the extent that the Fund is sufficient to make such payments, the Trustee shall make all payments of benefits under the Included Plans out of the Fund to the Participants or their Beneficiaries in such manner and in such amounts as required under the Included Plans as determined by the Trustee's Contractor.

        3.2(c) If the Fund is not sufficient to make payments when due to be made by the Trustee under the Included Plan to the Participants or their Beneficiaries, except as otherwise expressly provided herein, the Trustee shall undertake to collect from the Trust Sponsor sufficient assets to make such payment. The Trustee's duties under this paragraph shall be subject to sufficient liquid assets being available to the Trustee to pay the costs reasonably anticipated to be associated with any enforcement action. Such liquid assets may be in the Trust or held in a contingency trust established for the purpose of paying legal fees associated with this and other grantor trusts established for the benefit of participants and beneficiaries under the Included Plans and similar plans of the Corporation.

        3.3 PAYMENTS TO MINORS AND INCOMPETENTS. If a Participant or Beneficiary entitled to receive any benefits hereunder is a minor or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, or is deemed so by the Administrator, or by the Trustee's Contractor, if one has been appointed, benefits will be paid to such person as the Administrator, or by the Trustee's Contractor, if one has been appointed, may designate for the benefit of such Participant or Beneficiary. Such payments shall be considered a payment to such Participant or Beneficiary and shall, to the extent made, be deemed a complete discharge of any liability for such payments under the Trust.

        3.4 DISTRIBUTION OF BENEFIT WHEN DISTRIBUTEE CANNOT BE LOCATED. The Administrator or the Trustee's Contractor, if one has been appointed, shall make all reasonable attempts to determine the identity and/or whereabouts of a Participant or Beneficiary entitled to benefits under the Trust and Included Plan(s), including the mailing by certified mail of a notice to the last known address shown on the Corporation's, the Administrator's, the Trustee's Contractor's or the Trustee's records. If the Administrator or the Trustee's Contractor, if one has been appointed, is unable to locate such a person entitled to benefits hereunder, or if there has been no claim made for such benefits, the Trustee shall continue to hold the benefit due such person, subject to any other disposition directed by the Administrator, or by the Trustee's Contractor, if one has been appointed, to provide for the payment of benefits.

                                   ARTICLE IV
                  TRUSTEE'S RESPONSIBILITY IF INSOLVENCY OCCURS

        4.1 DUTY OF CORPORATION AND OFFICERS. The Board and the President and Chief Executive Officer of the Corporation shall have the duty to inform the Trustee in writing of the Corporation's Insolvency.

        4.2    FUND SUBJECT TO CREDITORS OF CORPORATION.

        4.2(a) Notwithstanding the other provisions hereof, all the assets of the Fund shall be subject to the respective claims of the general creditors of the Corporation but only in the event that the Trustee receives proper notice of the Insolvency of a Corporation.

        4.2(b) Proper notice of Insolvency shall be actual written notice of the Insolvency from the Board or the President and Chief Executive Officer of the Trust Sponsor or such Corporation or from a court of competent jurisdiction in which event the Trustee shall have no duty or obligation to determine whether Insolvency exists. Proper notice shall also include notice from a person claiming to be a creditor of the Corporation alleging in writing that the Corporation is Insolvent in which event the Trustee has a duty to determine whether the Corporation is Insolvent. The Trustee may rely on such evidence concerning the Corporation's solvency as may be provided to the Trustee and which provides the Trustee with a reasonable basis for making such a determination.

        4.3 DISCONTINUANCE OF PAYMENTS UPON NOTICE OF INSOLVENCY. In the event of the Insolvency of the Corporation and proper notice to the Trustee (and pending the determination of whether the Corporation is Insolvent), the Trustee shall discontinue the payment of benefits under the Included Plans attributable to such Corporation and shall hold the assets attributable to such Corporation for the benefit of the general creditors of such Corporation, after deduction of any fees, expenses or taxes properly due and payable from the Fund. The Trustee shall deliver the assets of the Fund attributable to such Corporation to satisfy claims of the creditors of such Corporation as directed by a court of competent jurisdiction.

        4.4 RESUMPTION OF PAYMENTS AFTER INSOLVENCY. The Trustee shall resume payment of benefits under the Included Plans only after the Trustee has been notified in writing by the Board, the President and Chief Executive Officer of the Trust Sponsor or a court of competent jurisdiction that the Insolvency no longer exists. The first payment made to any Participant upon resumption of payments shall include the aggregate amount of all benefits due to the Participant under the Included Plans which would have been paid to the Participant during the period of such discontinuance, less the aggregate amount of the payments made to such Participant directly by the Corporation, in lieu of payments from the Fund, during any such period of discontinuance.


                                    ARTICLE V
                          POWERS AND DUTIES OF TRUSTEE

         5.1 TRUSTEE POWERS AND DUTIES. Subject to the following provisions of this ARTICLE V, the Trustee shall commingle and jointly invest, or where specifically provided herein shall segregate and separately invest, the assets of the Fund, without distinction between corpus and income.

        5.1(a) The Trustee shall hold the Fund in trust, shall have the following general powers granted in this paragraph, subject to the directions, limitations, restrictions or prohibitions imposed hereunder, and, except as otherwise specifically provided herein, shall have exclusive authority and discretion in its management and control of the Trust.

               (i) The Trustee shall invest and reinvest the Fund in such stocks, stock options (whether or not covered), warrants and rights, puts, calls, stock-index futures, bonds, securities, commodities, commodity futures and options, loans to Participants if and subject to conditions expressly authorized in the Included Plan(s), real estate mortgages, real estate investment trusts or funds, real estate, partnership interests, mutual funds, closed-end investment companies, regulated investment companies or trusts, common, collective or group trust funds (except as otherwise limited hereunder) and other investments, and in such proportion, as may be deemed suitable for the purposes and the funding policy hereof.

               (ii) Such investments shall be restricted to property and securities of the character authorized for investment by trustees under any present or future laws.

               (iii) To the extent permitted by law, the Trustee is expressly authorized to invest and reinvest the Fund and to execute any joinder or similar agreement therefor on behalf of the Trust:

                      (A) In any general common trust fund qualifying under
               Section 584 of the Code and maintained by any person, including but not limited to the Trustee or any affiliate of the Trustee in the same bank holding system affiliated group, as defined in
               Section 1504 of the Code, as the Trustee (if the Trustee and any such affiliate are banks or trust companies supervised by a state or federal agency); or

                      (B) In any other collective or group trust fund maintained by any person, including but not limited to any such bank or trust company, as the Trustee (whether or not the Trustee is such a bank or trust company), provided such collective or group trust is so qualified and exempt under the Code; or

                      (C) In Policies of insurance on the lives of Participants,
               (whether or not the Insurer is the Trust Sponsor or any affiliate of the Trust Sponsor); or

                      (D) In whole or in part in deposits with any bank or
               similar financial institution supervised by the United States or a State, regardless of whether such bank or other institution is a Trustee or other fiduciary hereunder, provided such deposits shall bear a reasonable rate of interest, except that funds may be deposited in non-interest bearing accounts to such extent and for such time as may be reasonably required for the orderly administration of the Trust.

               (iv) If an investment is made in a common, collective or group trust, the Trustee is expressly authorized to incorporate the terms thereof as an investment medium under and as a part of the Trust, and the terms of such trust shall govern the investment, disposition and distribution of the assets of such trust.

        5.1(b) Subject to the requirements imposed by law, and in furtherance and not in limitation of the Trustee's investment authority, the Trustee shall have all powers and authority necessary or advisable to carry out the provisions of the Trust, and all inherent, implied and statutory powers now or subsequently provided by law including specifically the power to do any of the following:

               (i) To deal with all or any part of the Fund, including, without limitation, to invest, reinvest and change investment;

               (ii) To acquire any property by purchase, subscription, lease or other means;

               (iii) To sell for cash or on credit, convey, lease for long or short terms, or convert, redeem or exchange all or any part of the Fund;

               (iv) To borrow money for the purpose of the Fund, and for any sum so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Fund;

               (v) To enforce by suit or otherwise, or to waive its rights on behalf of the Fund and to defend claims asserted against him or the Fund;

               (vi) To compromise, adjust and settle any and all claims against or in favor of it or the Fund;

               (vii) To renew, extend or foreclose any mortgage or other security;

               (viii) To bid in property on foreclosure;

               (ix) To take deeds in lieu of foreclosure, with or without paying a consideration therefor;

               (x) To vote, or give proxies to vote, any stock or other security, and to oppose, participate in and consent to the reorganization, merger, consolidation or readjustment of the finances of any enterprise, to pay assessments and expenses in connection therewith, and to deposit securities under deposit agreements;

               (xi) To hold Trust assets unregistered (including in bearer form), or to register them in its own name, in street name or in the names of nominees who are within the jurisdiction of the district courts of the United States and are either banks or trust companies that are subject to supervision by the United States or a state thereof, brokers or dealers registered under the Securities Exchange Act of 1934, clearing agencies as defined in Section 3(a)(23) of the Securities Exchange Act of 1934, permissible nominees of any of the foregoing, or any other persons or entities permitted to act as nominee for the Trustee under Section 403 of the Act, provided the books and records of the Fund shall at all times reflect that the Fund is the beneficial owner of such securities;

               (xii) To make, execute, acknowledge and deliver any and all instruments that it shall deem necessary or appropriate to carry out the powers herein granted, and generally to exercise any of the powers of an owner with respect to all or any part of the Fund; and

               (xiii) Generally to exercise any of the powers of an owner with respect to all or any portion of the Fund.

Except as provided in the Act, no person dealing with the Trustee shall be bound to see to the application of any money or property paid or delivered to the Trustee or to inquire into the validity or propriety of any transaction.

        5.1(c) In limitation of the Trustee's investment authority under the Trust and prior to a Change in Control and/or a failure or refusal by the Corporation to pay benefits in accordance with the Included Plans and paragraph
3.2 hereof, the Employee Benefits Committee shall have full power and authority to procure, renew and name the beneficiary(ies) under the Policies (including naming the Trust Sponsor or Employer). The Employee Benefits Committee may substitute cash or other property for the Policies at their cash value. The Employee Benefits Committee shall direct the Trustee to continue in effect, with such changes as it may determine, any Policy or Policies heretofore issued to the Trust Sponsor providing insurance. The Employee Benefits Committee shall agree with each Insurer upon all provisions to be contained in each Policy. Except as otherwise expressly stated, all rights and privileges granted to the policyholder by a Policy or allowed by the insurer shall be vested in the Trustee who may take action with respect to each Policy or the insurance provided thereunder permitted by the Insurer and in accordance with the terms of the Trust and where directed by the Employee Benefits Committee.

        5.1(d) Subject to subparagraph 5.1(e), all rights and privileges granted to the policyholder by a Policy or allowed by the Insurer shall be vested in the Trustee who may take action with respect to each Policy or the insurance provided thereunder permitted by the Insurer and in accordance with the terms of the Trust, and the Trustee may cancel, surrender or borrow against such Policies.

        5.1(e) In further limitation of the Trustee's investment authority under the Trust, prior to a Change in Control and/or a failure or refusal by the Corporation to pay benefits in accordance with the Included Plans and paragraph
3.2 hereof, the Employee Benefits Committee shall have full power and authority to direct the Trustee as to the investment of all of the assets of the Fund. Following a Change in Control and/or upon the failure or refusal by the Corporation to pay benefits in accordance with the Included Plans and paragraph
3.2 hereof, the Trustee's Contractor shall have full power and authority to direct the Trustee as to the management and disposition of the Policies (including the naming of the beneficiaries under the Policies) and to direct the Trustee as to the investment of all of the assets of the Fund.

        5.1(f) Notwithstanding any contrary provision, the Trustee shall not invest any portion of the Fund in any stock, securities or other obligations of the Corporation and its affiliates or otherwise lend any money or lease any property to the Corporation or any of its affiliates.

        5.1(g) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give the Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

        5.2 INCLUDED PLANS EXEMPT OR NOT COVERED BY THE ACT. The Trust Sponsor represents to the Trustee that each Included Plan either is exempt from Part 4 of Title I of the Act as (i) an "excess benefit" plan within the meaning of
Section 4(b) of the Act or (ii) a "top hat" plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees or is not covered by the Act because no Employees are covered by the Included Plan. The Trustee is entering into this Agreement in reliance on the Trust Sponsor's representation. Accordingly, in the event that any Included Plan fails to qualify for the exemption from Part 4 of Title I of the Act or is covered by the Act, then notwithstanding any other provision of the Agreement to the contrary, the Trust Sponsor will indemnify and hold the Trustee harmless from all liabilities, damages, costs and expenses (including, without limitation, reasonable attorney's fees and expenses) that the Trustee incurs as a result of the breach of fiduciary duty under the Act arising from any action taken or omitted to be taken, by the Trustee in good faith in accordance with this Agreement. The Trust Sponsor will, upon notice, pay monthly, in arrears, to or on behalf of the Trustee, all reasonable attorney's fees and expenses incurred by the Trustee in connection with such breach. In the event the Trustee is determined to have incurred any liability as a result of the Trustee's negligence or willful misconduct, the Trustee will promptly reimburse the Trust Sponsor for all legal fees and expenses paid by the Trust Sponsor on behalf of the Trustee.

        5.3 ACCOUNTS. The Trustee shall keep true and accurate accounts of all investments, receipts, and disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person or persons designated by the Administrator, Employee Benefits Committee or the Trust Sponsor. Within forty-five (45) days after the close of the Trust Year and within forty-five
(45) days after the removal or resignation of the Trustee, the Trustee shall file with the Employee Benefits Committee a valuation of the assets of the Fund, and an accounting of its transactions since the last previous such accounting. In addition, the Employee Benefits Committee or the Trust Sponsor may require an accounting from the Trustee at any other reasonable time. No Employee and no person other than those designated by the Administrator, Employee Benefits Committee or the Trust Sponsor shall have the right to demand or be entitled to any accounting by the Trustee except as otherwise provided by law.

        5.4 JUDICIAL SETTLEMENT OF ACCOUNTS. The Trustee, the Administrator, the Trust Sponsor and/or the Employee Benefits Committee shall have the right to apply at any time to a court of competent jurisdiction for the judicial settlement of its accounts.

        5.5 ENFORCEMENT OF TRUST-LEGAL PROCEEDINGS. The Trust Sponsor and/or the Administrator shall have authority to enforce the trust hereby created on behalf of all persons having or claiming any interest in the Trust under the Included Plan(s).

        5.6 TRUSTEE COMPENSATION AND EXPENSES. The Trustee shall be paid such reasonable compensation and shall be reimbursed for its reasonable expenses as shall from time to time be agreed upon by the Trust Sponsor or the Employee Benefits Committee and the Trustee provided, however, that no compensation shall be paid to a Trustee who is an employee of the Corporation or any affiliate unless authorized by the Trust Sponsor or Employee Benefits Committee. By agreement between the Trust Sponsor or Employee Benefits Committee and the Trustee, the Trustee may be authorized to Withdraw such compensation and expense from the Trust prior to a determination as to whether the Corporation shall pay such amounts, and in the event that the Corporation is to pay such amounts, the Corporation shall reimburse the Trust therefor.

        5.7 TRUSTEE RESIGNATION, REMOVAL OR DEATH AND APPOINTMENT OF SUCCESSOR OR ADDITIONAL TRUSTEE.

        5.7(a) In the event the Trustee or Trustees serving hereunder have been named Trustee by virtue of any office they may hold in connection with their employment by the Trust Sponsor or any other Corporation, upon leaving any such office, such Trustee shall at once cease to be a Trustee and shall be discharged from all further duties and responsibilities as Trustee. Upon acceptance in writing of its status as Trustee hereunder by the successor in office of any such Trustee, he shall become a Trustee hereunder.

        5.7(b) The Trustee may resign at any time upon delivering to the Employee Benefits Committee a written notice of such resignation to take effect not less than sixty (60) days after the delivery thereof unless the Employee Benefits Committee shall accept as adequate a shorter notice.

        5.7(c) The Trustee may be removed by the Employee Benefits Committee by mailing notice by registered mail addressed to the Trustee at its last known address, or by delivery of same to the Trustee to take effect not less than sixty (60) days after mailing or delivery of such notification unless notice of a shorter duration shall be accepted as adequate. The Administrator and the Trust Sponsor shall be notified by the Employee Benefits Committee of any such resignation or removal. However, the Trustee may not be removed by the Employee Benefits Committee for two (2) years following a Change in Control.

        5.7(d) In case of the resignation or removal of a Trustee, such Trustee shall transfer, assign, convey and deliver to the successor or other Trustee the trust estate as it may then be constituted and shall execute all documents necessary for transferring the trust estate.

        5.7(e) The Employee Benefits Committee shall forthwith appoint a successor Trustee in case of resignation or removal of the Trustee appointed and then serving. However, if the resignation or removal of the Trustee occurs within two (2) years following a Change in Control, the Trustee shall select a successor Trustee.

        5.7(f) Any successor Trustee shall qualify as such by executing, acknowledging, and delivering to the Employee Benefits Committee an instrument accepting such appointment hereunder in such form as may be satisfactory to the Employee Benefits Committee, which form shall become a part of this Trust document, and thereupon such successor Trustee shall become vested with the rights, powers, discretion, duties and obligation of its predecessor Trustee. The Administrator and the Trust Sponsor shall be notified by the Employee Benefits Committee of any such successor Trustee. Except as may be required by the Act or the Code, in no event shall any successor Trustee be liable on account of any act or omission of any predecessor Trustee.

        5.7(g) If any corporate Trustee at any time shall be merged, or consolidated with, or shall sell or transfer substantially all of its assets and business to another employer, domestic or foreign, or shall be in any manner reorganized or reincorporated, then the resulting or acquiring employer shall be substituted ipso facto for such corporate Trustee without the execution of any instrument and without any action upon the part of the Employee Benefits Committee any Participant or Beneficiary, or any other person having or claiming to have an interest in the Fund.

        5.8 STANDARD OF CONDUCT. The Trustee shall discharge its duties with respect to the Trust solely in the interest of the Participants and
Beneficiaries:

               (i) For the exclusive purpose of providing benefits to Participants and Beneficiaries, and defraying reasonable expenses of administering the Trust and Included Plan(s) to the extent permitted by the Trust and Included Plan(s);

               (ii) With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

               (iii) By diversifying any cash investments of the Fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

               (iv) In accordance with the terms of the Trust and Included Plan(s).


                                   ARTICLE VI
                           EMPLOYEE BENEFITS COMMITTEE

        6.1    MAKEUP AND APPOINTMENT OF EMPLOYEE BENEFITS COMMITTEE.

        6.1(a) The Trust Sponsor shall appoint a Employee Benefits Committee to review and supervise the investment and management of the Fund consisting of one or more persons who shall serve at the pleasure of the Board and without compensation for service on the Employee Benefits Committee. Vacancies shall be filled by the Trust Sponsor. A person shall not be ineligible to be a member of the Employee Benefits Committee because he is or may be a Participant or a participant in the Included Plan(s).

        6.1(b) The Trustee and the Administrator shall be notified by the Trust Sponsor of the persons constituting the membership of the Employee Benefits Committee (including its Chairman and Secretary) and may assume that any person appointed (or holding the position of its Chairman or Secretary) continues to be a member thereof (or to hold such position) until notified by the Trust
Sponsor.

        6.1(c) Unless otherwise determined by the Trust Sponsor, the Plan Investment subcommittee of the Employee Benefits Committee of the Trust Sponsor in existence on the Effective Date of the Trust shall be the Employee Benefits Committee.

        6.2 EMPLOYEE BENEFITS COMMITTEE PROCEDURES. The Employee Benefits Committee shall adopt rules for the conduct of its business and performance of its duties with respect to the Fund as it considers desirable, provided they do not conflict with the Trust or Included Plan(s). The Employee Benefits Committee shall hold meetings upon such notice, at such place or places, and at such intervals as it may from time to time determine.

        6.3 POWER AND AUTHORITY, COSTS AND EXPENSES. The Employee Benefits Committee is hereby vested with all power and authority necessary in order to carry out its duties and responsibilities in connection with the Trust. The Employee Benefits Committee may authorize one or more of its members or any agent to act on its behalf and may contract for legal, accounting, clerical and other services to carry out its duties under the Trust. The costs of such services and expenses and of any and all other necessary expenses incurred by the Employee Benefits Committee shall be paid or reimbursed by the Trust.

        6.4 RECORDS. The Employee Benefits Committee shall keep records reflecting its deliberations and decisions with respect to the Trust which shall be subject to inspection by the Trust Sponsor.

        6.5 NECESSARY INFORMATION. The Corporation, the Trustee and the Administrator shall supply full and timely information to the Employee Benefits Committee of all matters relating to Participants and Beneficiaries, the Trust and Included Plan(s) which the Employee Benefits Committee may require for the effective discharge of its duties.

        6.6 FUNDING POLICY. The Employee Benefits Committee shall establish a funding policy consistent with the current and long-term financial needs of the Trust and Included Plans with respect to the ages of Participants in the Plan and other relevant information.

        6.7 SCOPE OF EMPLOYEE BENEFITS COMMITTEE'S DIRECT INVESTMENT AUTHORITY. The exercise by the Employee Benefits Committee of its authority granted under subparagraph 5.1(e) is not limited to any specific investments or classes of investments. The Employee Benefits Committee shall exercise its authority based on the standards of a reasonable investor having knowledge of such matters.


                                   ARTICLE VII
                              TRUSTEE'S CONTRACTOR

        7.1    APPOINTMENT OF TRUSTEE'S CONTRACTOR.

        7.1(a) The Corporation may engage a third party administrator as a Trustee's Contractor, who shall not be a Plan Participant or Beneficiary (but who may be the Trustee), to perform functions described in this ARTICLE and elsewhere in this Trust Agreement which would otherwise be performed by the Corporation.

        7.1(b) Upon engagement of a Trustee's Contractor, as soon as practicable but in no event longer than thirty (30) days thereafter, the Corporation shall furnish to the Trustee's Contractor copies of the Plan documents and other information necessary to determine the benefits which are or may become payable by the Corporation to or with respect to each Participant in the Included Plans, including any benefits payable after the Participant's death, and the recipient of same and the procedures which the Corporation has adopted to calculate such benefit payments. The Corporation shall regularly, at least annually, and upon each benefit change under the Included Plans, furnish revised, updated information to the Trustee's Contractor. In the event the Corporation fails or refuses to provide updated Participant information as contemplated herein, the Trustee's Contractor shall be entitled to rely on the most recent information furnished to it by the Corporation.

        7.1(c) In the event of a Change in Control and/or upon the failure or refusal by the Corporation to pay benefits in accordance with the Included Plans and paragraph 3.2 hereof, the Corporation shall have the duty to engage, as soon as practicable thereafter, a Trustee's Contractor reasonably acceptable to the Trustee if there shall at that time be no Trustee's Contractor then serving. In the event that the Corporation fails to engage a Trustee's contractor, the Trustee shall have the power and authority to do so. After a Change in Control and/or a failure or refusal by the Corporation to pay benefits in accordance with the Included Plans and paragraph 3.2 hereof, the Corporation shall not have any control or authority with respect to the Trustee's Contractor so engaged or then serving, or any successor Trustee's Contractor, including without limitation any rights with respect to the removal or replacement of any such Trustee's Contractor or its duties pursuant to this Trust Agreement.

        7.2    REMOVAL OF TRUSTEE'S CONTRACTOR.

        7.2(a) The Corporation may replace or remove its Trustee's Contractor from time to time serving hereunder, in its sole discretion, prior to the occurrence of a Change in Control and/or a failure or refusal by the Corporation to pay benefits in accordance with the Included Plans and paragraph 3.2 hereof. Following a Change in Control and/or a failure or refusal by the Corporation to pay benefits in accordance with the Included Plans and paragraph 3.2 hereof, the Trustee, in its sole discretion, may remove a Trustee's Contractor engaged by the Corporation or any successor Trustee's Contractor and shall engage a successor to such person if Trustee deems such person's performance as a Trustee's Contractor unsatisfactory.

        7.2(b) At all times following a Change in Control and/or a failure or refusal by the Corporation to pay benefits in accordance with the Included Plans and paragraph 3.2 hereof, upon any such removal, or the voluntary resignation of any such Trustee's Contractor or the occurrence of any other event which shall result in the cessation of performance of the Trustee's Contractor's duties hereunder, Trustee shall use its best efforts to engage a new Trustee's Contractor (which may be Trustee), provided, however, Trustee shall perform the duties of the Trustee's Contractor during any period for which Trustee is unable to find a new Trustee's Contractor (so that there will be no default in payments under the Plan as a result of the absence of a Trustee's Contractor), and any person engaged as a Trustee's Contractor shall in the judgment of Trustee be independent of the Corporation. The person who removes or replaces a Trustee's Contractor shall be responsible for assuring that there is a timely and complete transfer of records from such Trustee's Contractor to such person's successor.

        7.3    DUTIES OF TRUSTEE'S CONTRACTOR.

        7.3(a) Except for the records dealing solely with the assets of the Trust and investment of those assets, which shall be maintained by the Trustee, if a Trustee's Contractor is engaged, the Trustee's Contractor shall maintain all Participant records contemplated by this Trust Agreement, including the payment schedule. All such records and copies of the Included Plan documents and employment records of the Participants in the possession of the Trustee's Contractor shall be made available promptly upon request of Trustee or the Corporation. The Trustee's Contractor shall also prepare and distribute Participant statements to Participants and Beneficiaries and shall perform such other duties and responsibilities contemplated under the terms of this Trust Agreement as the Corporation or Trustee, as the case may be, determines is necessary or advisable to achieve the objectives of this Trust Agreement.

        7.3(b) Following a Change in Control and/or a failure or refusal by the Corporation to pay benefits in accordance with the Included Plans and paragraph
3.2 hereof, the Trustee's Contractor shall have the duties described in this Trust Agreement in connection with the management of the Policies and assets of the Trust.

        7.4 INDEMNIFICATION OF TRUSTEE'S CONTRACTOR. The Corporation shall indemnify and hold harmless the Trustee's Contractor for any liability or expenses, including without limitation advances for or prompt reimbursement of reasonable fees and expenses of counsel and other agents retained by it, incurred by the Trustee's Contractor with respect to keeping the records for participants, benefits, reporting thereon to participants and beneficiaries, certifying benefit information to Trustee, determining the status of benefits hereunder and otherwise carrying out its obligations under this Trust Agreement, other than those resulting from Trustee's Contractor's negligence or willful misconduct or its failure to reasonably calculate and certify the amount of benefits based on the applicable terms of the Plan documents and other information and procedures furnished by the Corporation to the Trustee's Contractor in accordance with this Trust Agreement.

        7.5 COMPENSATION AND EXPENSES. The Trustee's Contractor shall be entitled to reasonable compensation for services hereunder, the amount of which shall be agreed upon from time to time by the Corporation or, following a Change in Control and/or a failure or refusal by the Corporation to pay benefits in accordance with the Included Plans and paragraph 3.2 hereof, the Trustee, and the Trustee's Contractor in writing, and reimbursement for reasonable expenses incurred in connection with its performance of such services. Following a Change in Control and/or a failure or refusal by the Corporation to pay benefits in accordance with the Included Plans and paragraph 3.2 hereof, Trustee's good faith determination of compensation to be paid to a Trustee's Contractor (including Trustee when it acts in such capacity) shall be binding on the Corporation and each other person having an interest in the Trust. All such compensation and expenses shall be paid by the Corporation. If not so paid, such compensation and expenses shall be paid by the Trustee from the assets of the Trust.

        7.6    SCOPE OF RESPONSIBILITY.

        7.6(a) Unless Trustee agrees to perform the functions of the Trustee's Contractor described herein, Trustee shall have no responsibility hereunder for any obligation assigned to a Trustee's Contractor or (subject to paragraph 7.2) for the performance of a Trustee's Contractor's duties and responsibilities under this Trust Agreement.

        7.6(b) Except as may be otherwise agreed by the Trustee's Contractor and the Corporation, or Trustee following a Change in Control and/or a failure or refusal by the Corporation to pay benefits in accordance with the Included Plans and paragraph 3.2 hereof, the Trustee's Contractor's obligations are limited solely to those explicitly set forth herein and the Trustee's Contractor shall have no responsibility, authority or control, direct or indirect, over the maintenance or investment of the Trust and shall have no obligation in respect of Trustee.


                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

        8.1    AMENDMENT.

        8.1(a) The Trust Sponsor reserves the right to itself to modify, alter, or amend the Trust in whole or in part; provided, however, that:

               (i) The duties and obligations of the Trustee hereunder shall not be increased nor its compensation decreased without its written consent;

               (ii) No amendment shall affect the terms of the Policy or Policies issued by an Insurer without a written consent of the Insurer; and

               (iii) Except as otherwise expressly required or permitted herein, no such amendment shall have the effect of revesting in the Corporation any part of the corpus or income of the Fund, of reducing the benefits payable from the Trust to Participants or their Beneficiaries, or of making the Trust revocable.

Nothing in the foregoing shall prevent any amendment which accelerates the time of payment of benefits under the Included Plan or the Trust or any amendment which is agreed to in writing by the affected Participant(s).

        8.1(b) Subject to the limitations on amendment contained in subparagraph 8.1(a)), the Executive Compensation and Management Development Committee of the Board and the Administrator shall be and are hereby authorized to adopt on behalf of the Trust Sponsor and to execute any technical amendment or amendments to the Trust which in the opinion of counsel for the Trust Sponsor are required by law and are deemed advisable by such persons, or either of them, and to so adopt and execute any other discretionary amendment or amendments to the Trust which do not in view of such persons, or either of them, materially affect costs or the benefit protection provisions of the Trust and which in the opinion of such persons, or either of them, are deemed advisable.

        8.2 TERMINATION. Except as otherwise expressly provided herein, the Trust shall be irrevocable and the Trust Sponsor shall have no power or authority to terminate the Trust until such time as no Participant is entitled to any payment (currently or in the future) under the Trust or any Included Plan. Upon such termination of the Trust, any assets remaining in the Trust shall be returned to the Corporation as directed by the Administrator or the Trust Sponsor.


                                   ARTICLE IX
                                  MISCELLANEOUS

        9.1 HEADINGS. The headings in the Trust have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

        9.2 GENDER AND NUMBER. In the construction of the Trust, the masculine shall include the feminine or neuter and the singular shall include the plural and vice-versa in all cases where such meanings would be appropriate.

        9.3 GOVERNING LAW. The Trust created hereunder shall be construed, enforced and administered in accordance with the laws of the State of Florida.

        9.4 SEVERABILITY. If any provision of the Plan should for any reason be declared invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

        9.5 EMPLOYMENT RIGHTS. Neither status as a Participant of the Included Plans nor any rights hereunder shall give any Employee the right to be retained in the Corporation's employ nor, upon dismissal or upon his voluntary termination of employment, to have any right or interest in the fund other than as herein provided.

        9.6 ALIENATION AND ASSIGNMENT. No amount payable to or with respect of any Participant hereunder shall be subject in any manner to alienation, sale, anticipation, transfer, assignment, pledge, encumbrance, garnishment, attachment, execution or levy of any kind or other legal or equitable process.

        9.7 DELEGATION OF AUTHORITY. Whenever the Trust Sponsor or any Corporation is permitted or required to perform any act, such act may be performed by the Executive Compensation and Management Development Committee of the Board or the Chairman of such committee.

        9.8 SERVICE OF PROCESS. The Trustee shall be the agent for service of process on the Trust.

        9.9 CONSTRUCTION. This Trust is created for the exclusive benefit of Participants in the Included Plans and shall be interpreted in a manner consistent with its being a trust fund for non-qualified deferred compensation plans which are subject to the claims of the general creditors of the Employer and treated for federal income tax purposes as a grantor trust within the meaning of Section 671 of the Code.


                                    ARTICLE X
                   ADOPTION OF THE TRUST AND DESIGNATION OF INCLUDED PLANS

        10.1   DESIGNATION OF ADDITIONAL INCLUDED PLANS.

        10.1(a) The Trust Sponsor may from time to time designate one or more additional plans as Included Plans by executing a designation agreement or adopting an amendment to the Trust. The assets or any portion thereof held by such plan may then be paid over to the Trustee to be administered as part of the Fund pursuant to the provisions of this Trust if so directed by the Trust Sponsor or if so provided in the designation agreement or amendment to the Trust.

        10.1(b) In addition, and as an alternative, to designation of additional Included Plans by action of the Board, but. subject to the limitations contained in this subparagraph, the Chairman of the Board of Directors of the Trust Sponsor, the President of the Trust Sponsor and the Administrator, or any of them, shall be and are hereby authorized to designate additional Included Plans and determine what assets, if any, of such plans should be paid over to the Trustee.

        10.1(c) No plan shall be designated as an Included Plan unless the plan is an unfunded deferred compensation plan for a select group of management and highly compensated employees and exempt from the participation and vesting, funding and fiduciary requirements of the Act or an unfunded employee welfare benefit plan.

        10.2 TERMINATION OF DESIGNATION OF A PLAN AS AN INCLUDED PLAN.

        10.2(a) Prior to a Change in Control, the Trust Sponsor may from time to time terminate the designation of one or more plans as Included Plans by executing a document to that effect or adopting an amendment to the Trust. The assets of such formerly Included Plan shall be disposed of in the manner directed by the Trust Sponsor consistent with the purpose of the Trust.

        10.2(b) In addition, and as an alternative, to the termination of the designation of a plan as an Included Plan by action of the Board, Executive Compensation and Management Development Committee of the Board or the Chairman of such committee shall be and are hereby authorized to terminate any such designation and determine the disposition of the assets, if any, of such plan held in the Fund in a manner consistent with the purpose of the Trust.

       10.2(c) Notwithstanding the foregoing provisions of this paragraph, if an Included Plan is sponsored by an affiliate or former affiliate (as opposed to the Trust Sponsor), such affiliate or former affiliate may terminate the designation of one or more plans sponsored by it as Included Plans by executing a document to that effect and delivering the same to the Trust Sponsor, with a copy to the Trustee and the Employee Benefits Committee. The assets of such formerly Included Plan shall be disposed of in the manner directed by the Trust Sponsor consistent with the purpose of the Trust.

        10.3 WITHDRAWAL FROM TRUST ON INCLUDED PLAN FAILURE TO QUALITY FOR EXEMPTION UNDER THE ACT. In the event that any Included Plan is subject to the Act and does not qualify for an exemption from the participation, vesting, funding and fiduciary requirements of the Act, the assets held in the Fund attributable to such Included Plan shall be immediately withdrawn from the Fund and paid over to such successor funding medium or other entity (to the extent permitted under the Included Plan or the Trust) consistent with the requirements of the Act and/or distributed to Participants and Beneficiaries as the Trust Sponsor may direct the Trustee in writing.

        IN WITNESS WHEREOF, the Trust Sponsor has caused the Trust to be established and signed on its behalf by its duty authorized officer or member of its Board of Directors on the day, month and year aforesaid and the Trustee has caused its name to be signed on its behalf by its duly authorized officers.

                                        BARNETT BANKS, INC.,
                                        Trust Sponsor



                                        By:    /s/ Deborah Carroll
                                           -------------------------------------
                                         Its   Sec., Employee Benefits Committee
                                               ---------------------------------
Attest


  /s/ Elizabeth Nana
    ---------------------------------------
Its  Manager, Benefits Finance & Compliance
    ---------------------------------------


                                            U.S. TRUST COMPANY OF CALIFORNIA,
                                               Trustee



                                            By:  /s/ Dennis M. Kunisaki
                                               -----------------------------
                                               Its   Vice President
                                                  --------------------------
Attest


   /s/ Miriam delaBosa
  ----------------------
Its    Financial Officer
   ---------------------


                               BARNETT BANKS, INC.
                        TRUST OWNED LIFE INSURANCE TRUST
                                       FOR
                     MANAGEMENT AND DIRECTORS DEFERRAL PLANS
                                   APPENDIX A
                             (AS OF JANUARY 1, 1997)
                             LIST OF INCLUDED PLANS

                                                     Effective Date         Effective Date
                                                     of Inclusion as       of Termination as
Included Plan Name            Plan Sponsor            Included Plan          Included Plan
Barnett Banks, Inc.        Barnett Banks, Inc.       January 1, 1997
   The Management
   Deferral Plan

Barnett Banks, Inc.        Barnett Banks, Inc.       January 1, 1997
   The Directors
   Deferral Plan


                                      -A-1-